Guggenheim Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 30, 2014

to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information

(the “SAI”), as supplemented from time to time, for Guggenheim Enhanced World Equity Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectus and SAI for the Fund and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Jamal Pesaran no longer serves as a portfolio manager for the Fund and Daniel Cheeseman is added as a portfolio manager for the Fund. Accordingly, all references to Jamal Pesaran are hereby deleted.

Effective immediately, the first paragraph in the section titled “Management of the Fund” on page 5 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (“Investment Manager”), serves as the investment manager of the Fund. Jayson Flowers and Daniel Cheeseman are primarily responsible for the day-to-day management of the Fund. They each hold the title of Portfolio Manager with the Investment Manager. Jayson Flowers has managed the Fund since its inception in June 2013. Daniel Cheeseman has managed the Fund since September 2014.

Effective immediately, the following paragraph is hereby added to the “Portfolio Managers” section for the Fund on page 53 of the Prospectus:

Daniel Cheeseman, Portfolio Manager of Guggenheim Partners, has co-managed Guggenheim Enhanced World Equity Fund since September 2014. Mr. Cheeseman joined Guggenheim Partners in 2011 as a Senior Research Analyst covering Equity Derivatives and Liquid Alternatives. Through the lens of derivatives, he researches and implements the firm’s macroeconomic views in the derivative markets; designing new systematic, absolute return strategies; and covering cross asset derivative trends. For six years prior to joining Guggenheim Partners, he was a research analyst covering equity and volatility derivatives at Merrill Lynch and Morgan Stanley. Mr. Cheeseman holds a MS in Mathematical Finance from the Courant Institute at NYU and BAs in Mathematics and Economics from the University of California, San Diego.

Effective immediately, the following information is hereby added to the “Other Accounts Managed by Portfolio Managers” table on page 63 of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Daniel Cheeseman*	0	$0	0	$0	0	$0

*	Information provided as of September 15, 2014

Please Retain This Supplement for Future Reference

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